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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)


                              WESTVACO CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                               13-1466285
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


299 Park Avenue
New York, New York                                     10171
(Address of principal executive offices)               (Zip code)

                                  -------------

                                 Debt Securities
                       (Title of the indenture securities)

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


1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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Superintendent of Banks of the             2 Rector Street, New York,
State of New York                          N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                           N.Y.  10045

Federal Deposit Insurance Corporation      Washington, D.C.  20429

New York Clearing House Association        New York, New York   10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of November, 1999.


                              THE BANK OF NEW YORK



                              By:  /s/  MARY LAGUMINA
                                  ------------------------------------------
                                  Name:   MARY LAGUMINA
                                  Title:  ASSISTANT VICE  PRESIDENT




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                                   EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                                        Dollar Amounts
                                                                                                In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $5,597,807
   Interest-bearing balances...........................                                            4,075,775
Securities:
   Held-to-maturity securities.........................                                              785,167
   Available-for-sale securities.......................                                            4,159,891
Federal funds sold and Securities purchased under                                                  2,476,963
   agreements to resell................................
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............38,028,772
   LESS: Allowance for loan and
     lease losses............568,617
   LESS: Allocated transfer risk
     reserve........................16,352
   Loans and leases, net of unearned income,                                                      37,443,803
     allowance, and reserve............................
Trading Assets.........................................                                            1,563,671
Premises and fixed assets (including capitalized                                                     683,587
   leases).............................................
Other real estate owned................................                                               10,995
Investments in unconsolidated subsidiaries and                                                       184,661
   associated companies................................
Customers' liability to this bank on acceptances                                                     812,015
   outstanding.........................................
Intangible assets......................................                                            1,135,572
Other assets...........................................                                            5,607,019
                                                                                                ------------
Total assets...........................................                                          $64,536,926
                                                                                                ============
LIABILITIES
Deposits:
   In domestic offices.................................                                          $26,488,980
   Noninterest-bearing.......................10,626,811
   Interest-bearing..........................15,862,169
   In foreign offices, Edge and Agreement                                                         20,655,414
     subsidiaries, and IBFs............................
   Noninterest-bearing..........................156,471
   Interest-bearing..........................20,498,943
Federal funds purchased and Securities sold under                                                  3,729,439
   agreements to repurchase............................
Demand notes issued to the U.S.Treasury................                                              257,860
Trading liabilities....................................                                            1,987,450
Other borrowed money:
   With remaining maturity of one year or less.........                                              496,235
   With remaining maturity of more than one year                                                         465
     through three years...............................
   With remaining maturity of more than three years....                                               31,080
Bank's liability on acceptances executed and                                                         822,455
   outstanding.........................................
Subordinated notes and debentures......................                                            1,308,000
Other liabilities......................................                                            2,846,649
                                                                                                 -----------
Total liabilities......................................                                           58,624,027
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EQUITY CAPITAL
Common stock...........................................                                            1,135,284
Surplus................................................                                              815,314
Undivided profits and capital reserves.................                                            4,001,767
Net unrealized holding gains (losses) on                                                        (      7,956)
   available-for-sale securities.......................
Cumulative foreign currency translation adjustments....
                                                                                                (     31,510)
Total equity capital...................................                                            5,912,899
                                                                                                 -----------
Total liabilities and equity capital...................                                          $64,536,926
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


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the


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instructions issued by the Board of Governors of the Federal Reserve System and
is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                             Directors
Alan R. Griffith
Gerald L. Hassell


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